Income Tax - Schedule of Deferred Income Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Disclosure of temporary difference, unused tax losses and unused tax credits [line items]
Non-Capital Losses	$ 47,679,897	$ 37,012,271
Qualifying Research and Development expenditures	1,493,309	1,493,309
Share issue costs and other	1,622,533	1,562,116
Total tax assets	50,795,739	40,067,696
Tax assets not recognized	(50,795,739)	(40,067,696)
Net deferred tax assets	$ 0	$ 0